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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 14, 1996, except as to the pooling of interests with Denron, Inc. which is as of June 4, 1997, relating to the financial statements of The JPM Company, which appears in such Prospectus.



PRICE WATERHOUSE LLP


Philadelphia, PA
October 6, 1997